UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street
Zeeland
Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800
_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.06 per share	GNTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 18, 2023, the Company held its 2023 Annual Meeting of the Shareholders.  The matters listed and described briefly below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company's Proxy Statement filed on April 6, 2023.  The voting results are as follows:

Election of Directors

    The following individuals were elected to serve as directors of the Company to hold office for a one (1) year term expiring in 2024:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mr. Joseph Anderson	178,245,442	16,466,107	16,867,576
Ms. Leslie Brown	166,510,683	28,200,866	16,867,576
Mr. Garth Deur	192,778,771	1,932,778	16,867,576
Mr. Steve Downing	193,383,027	1,328,522	16,867,576
Mr. Gary Goode	165,799,393	28,912,156	16,867,576
Mr. Richard Schaum	176,445,007	18,266,542	16,867,576
Ms. Kathleen Starkoff	193,400,946	1,310,603	16,867,576
Mr. Brian Walker	192,657,284	2,054,265	16,867,576
Dr. Ling Zang	192,972,013	1,739,536	16,867,576

Proposal to Ratify the Appointment of Ernst & Young LLP as the Company's Auditors for the Fiscal Year Ended December 31, 2023

    The shareholders did ratify the appointment of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
197,323,560	14,121,304	134,261

Proposal to Approve, on an Advisory Basis, the Compensation of the Company's Named Executive Officers

    The shareholders did approve, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
183,130,116	10,388,321	1,193,112	16,867,576

Proposal to Determine, on an Advisory Basis, Whether Shareholder Advisory Votes on Named Executive Officer Compensation Shall Occur Every One, Two, or Three Years

    The shareholders did determine, on an advisory basis, that shareholder advisory notes on named executive officer compensation should occur every year:

1 Year	2 Years	3 Years	Abstain
176,836,678	839,828	6,916,357	10,118,686

At a meeting held on May 18, 2023, the Company's Board of Directors (the "Board") considered the voting results received with respect to shareholders determining, on an advisory basis, that shareholder advisory votes on named executive officer compensation should occur every year, as set forth above. The Board decided, in light of such voting results, that the Company will hold shareholder advisory votes on compensation of the Company's named executive officers annually until another advisory vote on the frequency of shareholder advisory votes on named executive officer compensation is held.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 22, 2023                            GENTEX CORPORATION
                                    (Registrant)

                                By    /s/ Kevin Nash
                                    Kevin Nash
                                    Chief Financial Officer and
                                    Vice President - Finance